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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 19, 1997


                           FELCOR SUITE HOTELS, INC.
             (Exact name of registrant as specified in its charter)


           MARYLAND                      0-24250                 72-2541756
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

545 E. JOHN CARPENTER FREEWAY, SUITE 1300, IRVING, TEXAS              75062
          (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:         (972) 444-4900


                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         The Registrant files herewith the exhibit listed in Item 7(c) below.

ITEM 7(c). EXHIBITS

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                99       Press Release dated September 19, 1997





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FELCOR SUITE HOTELS INC.  (Registrant)


Date: September 19, 1997          By:   /s/Lawrence D. Robinson
                                        ---------------------------------------
                                        Lawrence D. Robinson
                                        Senior Vice President,
                                        General Counsel and
                                        Secretary





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                               INDEX TO EXHIBITS



    Exhibit                                                       Sequentially
      No.                         Exhibit                         Numbered Page
 ------------   -----------------------------------------------   -------------

      99           Press Release dated September 19, 1997